共同发展蓖麻产业合作意向协议

สัญญาโครงการร่วมมือเพาะปลูกต้นละหุ่ง

สัญญานี้ทำที่ ที่ว่าการอำเภอศรีราชา จ.ชลบุรี

วันที่...8...เดือน...ธันวาคม...พ.ศ..2554

甲方：ฝ่าย (ก) MR. DATO' STANLEY WONG (นาย ดาโต สแตนลี่ หว่อง).
WENG KUNG

乙方：ฝ่าย (ข) MR. WICHAI SAMPHANTHARAT Sriracha Chief District Officer

(นายวิชัย สัมพันธรัตน์ นายอำเภอศรีราชา)

为了配合联合国倡导发展绿色能源，降低二氧化碳碳排放，降低天灾频繁的温室效应及促进国家经济芳容，增加就业机会，增加农民受益。甲乙双方基于互惠互利的原则下共同推广种植蓖麻-绿色能源种植物，共同合作协议如下：

จุดประสงค์ในการเพาะปลูกต้นละหุ่ง เพื่อนำไปผลิตน้ำมัน เพื่อประหยัดพลังงาน ลดมลภาวะเป็นพิษ อนุรักษ์สิ่งแวดล้อม ทำให้อุณหภูมิของโลกลดลง (ลดโลกร้อน) ภัยธรรมชาติลดลง ก่อให้เกิดรายได้ต่อเกษตรกรในพื้นที่ เป็นประโยชน์ทั้งสองฝ่าย เป็นหลักในการร่วมมือกันปลูกต้นละหุ่ง โดยมีข้อตกลงร่วมกันดังนี้

美国纳斯达克上市公司-Prime Global Capital Group Incroporated 在 Srira Cha 县政府提供 20 莱的地块进行蓖麻试种计划。同时乙方在此 20 莱的地块无偿提供所需的蓖麻种子种子，无偿提供种植技术，和广利模式。同时长期派驻至少 2 为人员在以上蓖麻试种计划地块。

บริษัท PGCG ตั้งอยู่ที่ประเทศสหรัฐอเมริกา ร่วมกับนายอำเภอศรีราชาได้จัดหาเนื้อที่ในการเพาะปลูกให้จำนวน 20 ไร่ แบ่งออกเป็น 1 พื้นที่ในการเพาะปลูก โดยให้พื้นที่ดังกล่าวทดลองปลูกต้นละหุ่ง บริษัทจะเป็นผู้นำเมล็ดพันธ์ให้แก่ผู้ปลูก(ฟรี) และจะจัดทีมงานเข้ามาเพื่อสอนวิธี การปลูก ดูแล รักษา จะมีเจ้าหน้าที่ประจำในประเทศไทย 2 ท่าน เพื่อให้คำปรึกษา

双方达成协议在以上蓖麻试种计划获得 Srira Cha 县政府和农民满意的前提下，双方达成合作意向框架：

นายอำเภอศรีราชา เมื่อทดลองปลูกเสร็จแล้ว ผลผลิตออกมาเป็นที่น่าพอใจ ทั้งสองฝ่ายได้ตกลงทำตามข้อสัญญาที่ให้ไว้

A．政府全力支持及带领农民参与蓖麻种植计划，5 年内达到 50 万莱的种植面积

ก. นายอำเภอศรีราชาและทางบริษัท ได้มีการวางแผนภายใน 5 ปี จะขยายเนื้อที่ในการเพาะปลูกออกไป เป็น 5 แสนไร่

B. 第一次参与蓖麻種植計劃的農民将无偿获得 1KG 的種植種子。

ข. ชาวบ้านที่ต้องการทดลองปลูกต้นละหุ่ง จะได้รับเมล็ดพันธ์ละหุ่งฟรี 1 กิโลกรัมทุกราย

C. 公司将建立一个该省的种子回购中心，全面的处理种子的收购及运输。

ค. ผลผลิตที่ได้จากการเพาะปลูก ต้องนำขายให้กับทางบริษัทเท่านั้น

D. 当种植面积达到 4000 来时，公司将征求政府的同意下，开始建立蓖麻厂，同时随着种植面积的来扩大蓖麻厂的加工生产规模。

ง. หากการเพาะปลูกมีจำนวนเกิน 4,000 ไร่ บริษัทมีแผนในการขอรัฐบาลเพื่อก่อสร้างโรงงานรองรับผลผลิตที่ เพิ่มมากขึ้นเรื่อยๆ

E. 最终的目标是 5 年内在政府的支持下达到 50 万莱和建立 2 个蓖麻产业工厂。

จ. เป้าหมายในการผลิตทั้งหมด ภายใน 5 ปี มีการเพาะปลูกขยายตัวออกไปเป็น 5 แสนไร่ ก็จะสามารถก่อสร้าง โรงงาน 2 แห่ง เพื่อนำผลผลิตที่ได้นำมาผลิตเป็นน้ำมัน

甲方 ฝ่าย (ก) ชื่อ .... 乙方 ฝ่าย(ข) ชื่อ ....

(MR. DATO' STANLEY WONG) WENG KUNG (นายวิชัย สัมพันธรัตน์)

证人 พยาน (ชื่อ) 盧駿霖 .... 证人 พยาน ชื่อ ....

(MR.LU CHUN LIN) (นายเริงศักดิ์ แสงสุวรรณ)